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                                                                   EXHIBIT 10.1

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

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AMENDMENT NUMBER:    CONTRACT NUMBER:    EFFECTIVE DATE OF AMENDMENT:   PROGRAM:

       12               YH8-0001-05            OCTOBER 1, 2000             OMC

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CONTRACTOR'S NAME AND ADDRESS:

                             HEALTH CHOICE ARIZONA
                          1600 WEST BROADWAY SUITE 260
                              TEMPE, AZ 85282-1502

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PURPOSE OF AMENDMENT. To extend the term of the contract for one year and to incorporate changes to contract requirements.

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THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

         A. EXTENSION OF CONTRACT: In accordance with Section D, Paragraph 50, Term of Contract and Option to Renew, this contract is extended for the period 10/01/00 - 09/30/01. The Contractor's response affirming or declining the extension must be received by AHCCCSA no later the 3 PM, SEPTEMBER 15, 2000.

         B. CONTRACT RESTATEMENT: this amendment consists of a complete restatement of Sections B, C, D, E and Attachments A, F, H and I with new or changed requirements.

         C. By signing this contract amendment, the Contractor is (1) agreeing to perform for an additional year according to the terms of the contract as amended, and (2) agreeing to the new and changed requirements contained herein.


         NOTE: Please sign and date both and then return one to:

                                    Michael Veit, MD 5700
                                    AHCCCS Contracts and Purchasing
                                    701 East Jefferson Street
                                    Phoenix, Arizona 85034

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EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL
CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

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SIGNATURE OF AUTHORIZED REPRESENTATIVE:      SIGNATURE OF AHCCCSA CONTRACTING
                                             OFFICER:
        /s/ Carolyn Rose                        /s/ Michael Veit
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TYPED NAME:                                  TYPED NAME:

            Carolyn Rose                            Michael Veit

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TITLE:                                       TITLE:

       Interim Chief Executive Officer           CONTRACTS AND PURCHASING
                                                ADMINISTRATOR



DATE:                                        DATE:
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9/6/00                                               October 1, 2000

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                                                     Acute Care Renewal (CYE 01)
                                                                Revised 10/01/00

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